   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 2003


                                                     REGISTRATION NO. 333-110046
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                       INTERSTATE HOTELS & RESORTS, INC.
             (Exact name of registrant as specified in its charter)

                       DELAWARE                                              52-2101815
             (State or other jurisdiction                                 (I.R.S. Employer
          of incorporation or organization)                             Identification No.)

                             4501 N. FAIRFAX DRIVE
                              ARLINGTON, VA 22203
                                  703-387-3100
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          CHRISTOPHER L. BENNETT, ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                       INTERSTATE HOTELS & RESORTS, INC.
                             4501 N. FAIRFAX DRIVE
                              ARLINGTON, VA 22203
                                  703-387-3100
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    COPY TO:

              RICHARD S. BORISOFF, ESQ.                             STEVEN L. LICHTENFELD, ESQ.
     PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP                        PROSKAUER ROSE LLP
             1285 AVENUE OF THE AMERICAS                                   1585 BROADWAY
                  NEW YORK, NY 10019                                     NEW YORK, NY 10036
                     212-373-3000                                           212-969-3000

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of this registration statement as determined by market conditions.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
-----------------

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
-----------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



This pre-effective amendment No. 2 to the Registration Statement is filed solely for the purpose of filing an exhibit to the Registration Statement that has not been previously filed.

ITEM 16.  EXHIBITS.


 1.1     Form of Underwriting Agreement.
 4.1.1   Amended and Restated Certificate of Incorporation of the
         Registrant, formerly MeriStar Hotels & Resorts, Inc.
         (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on July 23, 1998
         (Registration No. 333-49881)).
 4.1.2   Certificate of Amendment of the Restated Certificate of
         Incorporation of the Registrant, formerly known as MeriStar
         Hotels & Resorts, Inc., dated June 30, 2001 (incorporated by reference to Exhibit 3.1.1 to the Registrant's Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission on March 8, 2002).
 4.1.3   Certificate of Amendment of the Restated Certificate of
         Incorporation of the Registrant dated July 31, 2002
         (incorporated by reference to Exhibit 3.1.3 to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).
 4.2.1   By-laws of the Registrant, formerly MeriStar Hotels &
         Resorts, Inc. (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on July 23, 1998
         (Registration No. 333-49881)).
 4.2.2 Amendment to the By-laws of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on August
         2, 2002).
 4.3     Form of Certificate representing Common Stock of the
         Registrant (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).
 4.4     Specimen Rights Certificate of the Registrant, formerly
         MeriStar Hotels & Resorts, Inc. (incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on
         Form S-1/A, filed with the Securities and Exchange
         Commission on July 23, 1998 (Registration No. 333-49881)).
 4.5.1   Form of Rights Agreement, dated July 23, 1998, between the
         Registrant, formerly MeriStar Hotels & Resorts, Inc. and the
         Rights Agent (incorporated by reference to Exhibit 4.4 to the Registrant's Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on July 23, 1998
         (Registration No. 333-49881)).
 4.5.2 Amendment to Rights Agreement, dated December 8, 2000, between the Registrant and the Rights Agent (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on December 12, 2000).
 4.5.3 Second Amendment to Rights Agreement, dated May 1, 2002, between the Registrant and the Rights Agent (incorporated by reference to Exhibit 4.1(c) to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on May 3,
         2002).
 5.1* Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP regarding the legality of the shares.
 8.1* Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP regarding tax matters.
23.1     Consent of KPMG LLP, Independent Auditors.
23.2     Consent of PricewaterhouseCoopers LLP, Independent
         Accountants.
23.3*    Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP
         (included in Exhibit 5.1).
24.1* Powers of Attorney (included on the signature page of this Form S-3).


---------------
* Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arlington, State of Virginia, on November 19, 2003.


                                          INTERSTATE HOTELS & RESORTS, INC.

                                          By:  /s/ CHRISTOPHER L. BENNETT
                                            ------------------------------------
                                              Name: Christopher L. Bennett, Esq.
                                              Title:   Senior Vice President,
                                                       General Counsel and
                                                       Secretary


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 19, 2003 by the following persons in the capacities indicated.


                  SIGNATURE                                 TITLE
                  ---------                                 -----

                  *                                 Chairman of the Board
--------------------------------------
           Paul W. Whetsell


                  *                         Chief Executive Officer and Director
--------------------------------------          (Principal Executive Officer)
           Steven D. Jorns


                  *                                Chief Financial Officer
--------------------------------------       (Principal Financial and Accounting
           James A. Calder                                Officer)


                  *                                       Director
--------------------------------------
           Karim J. Alibhai


                                                          Director
--------------------------------------
          Leslie R. Doggett

                  *                                       Director
-----------------------------------------
          Joseph J. Flannery

                  SIGNATURE                                 TITLE
                  ---------                                 -----


                  *                                       Director
-----------------------------------------
           Thomas F. Hewitt


                  *                                       Director
-----------------------------------------
          Mahmood J. Khimji


                                                          Director
--------------------------------------
           James B. McCurry

                  *                                       Director
-----------------------------------------
         Raymond C. Mikulich


                                                          Director
--------------------------------------
         John J. Russell, Jr.

                                                          Director
--------------------------------------
          Sherwood M. Weiser


 *By:     /s/ CHRISTOPHER L. BENNETT
        -----------------------------------------
            Christopher L. Bennett
               Attorney-in-Fact

                                    EXHIBITS


    1.1        Form of Underwriting Agreement.
    4.1.1      Amended and Restated Certificate of Incorporation of the
               Registrant, formerly MeriStar Hotels & Resorts, Inc.
               (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on July 23, 1998
               (Registration No. 333-49881)).
    4.1.2      Certificate of Amendment of the Restated Certificate of
               Incorporation of the Registrant, formerly known as MeriStar
               Hotels & Resorts Inc., dated June 30, 2001 (incorporated by reference to Exhibit 3.1.1 to the Registrant's Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission on March 8, 2002).
    4.1.3      Certificate of Amendment of the Restated Certificate of
               Incorporation of the Registrant dated July 31, 2002
               (incorporated by reference to Exhibit 3.1.3 to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).
    4.2.1      By-laws of the Registrant, formerly MeriStar Hotels &
               Resorts, Inc. (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on July 23, 1998
               (Registration No. 333-49881)).
    4.2.2 Amendment to the By-laws of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on August
               2, 2002).
    4.3        Form of Certificate representing Common Stock of the
               Registrant (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).
    4.4        Specimen Rights Certificate of the Registrant, formerly
               MeriStar Hotels & Resorts, Inc. (incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on
               Form S-1/A, filed with the Securities and Exchange
               Commission on July 23, 1998 (Registration No. 333-49881)).
    4.5.1      Form of Rights Agreement, dated July 23, 1998, between the
               Registrant, formerly MeriStar Hotels & Resorts, Inc. and the
               Rights Agent (incorporated by reference to Exhibit 4.4 to the Registrant's Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on July 23, 1998
               (Registration No. 333-49881)).
    4.5.2 Amendment to Rights Agreement, dated December 8, 2000, between the Registrant and the Rights Agent (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on December 12, 2000).
    4.5.3 Second Amendment to Rights Agreement, dated May 1, 2002, between the Registrant and the Rights Agent (incorporated by reference to Exhibit 4.1(c) to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on May 3,
               2002).
    5.1* Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP regarding the legality of the shares.
    8.1* Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP regarding tax matters.
   23.1        Consent of KPMG LLP, Independent Auditors.
   23.2        Consent of PricewaterhouseCoopers LLP, Independent
               Accountants.
   23.3*       Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP
               (included in Exhibit 5.1).
   24.1* Powers of Attorney (included on the signature page of this Form S-3).


---------------

* Previously filed